STONE RIDGE TRUST II

STONE RIDGE TRUST III

STONE RIDGE TRUST IV

STONE RIDGE TRUST V

Supplement dated August 3, 2017

to the Prospectuses and Statements of Additional Information of each of the following Funds (each a “Fund”

and together the “Funds”)

Fund	Prospectus and Statement of Additional Information Dated
Stone Ridge Reinsurance Risk Premium Interval Fund	March 1, 2017
Stone Ridge All Asset Variance Risk Premium Fund	March 1, 2017
Stone Ridge Post-Event Reinsurance Fund	March 1, 2017
Stone Ridge Alternative Lending Risk Premium Fund	July 1, 2017

Effective August 14, 2017, ALPS Distributors, Inc. has replaced Quasar Distributors, LLC as the distributor and principal underwriter of each Fund. Accordingly, all references to “Quasar Distributors, LLC” are deleted and replaced with references to “ALPS Distributors, Inc.” and all references to the “Distributor” are deemed to be references to ALPS Distributors, Inc. ALPS Distributors, Inc.’s address is 1290 Broadway, Suite 1100, Denver, Colorado 80203. The Adviser pays fees to the Distributor as compensation for the services it renders.

Please Retain This Supplement for Future Reference